UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2020

First Defiance Financial Corp.

(Exact name of registrant as specified in its charter)

OHIO	000-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FDEF	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On January 20, 2020, First Defiance Financial Corp. (“FDEF”) issued a press release regarding its earnings for the quarter ended December 31, 2019. A copy of the press release is attached as Exhibit 99.1.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed in connection with the previously announced proposed merger of equals transaction (the “Merger”) between FDEF and United Community Financial Corp., an Ohio corporation (“UCFC”). The Merger is expected to close on January 31, 2020, subject to the satisfaction of customary closing conditions.

Appointment and Resignation of Directors in connection with the Merger

On January 20, 2020, in accordance with the terms of the previously disclosed Agreement and Plan of Merger, dated September 9, 2019, between FDEF and UCFC (the “Merger Agreement”), the board of directors of FDEF (the “Board”) accepted the resignation of each of Robert E. Beach, Dr. Douglas A. Burgei, Thomas K. Herman, Barbara A. Mitzel, and Thomas A. Reineke from the Board and appointed six current UCFC directors designated by UCFC to the Board, in each case subject to and effective upon the closing of the Merger.

Accordingly, upon the closing of the Merger, the Board will be comprised of seven current members of the Board (consisting of Donald P. Hileman, John L. Bookmyer, Terri A. Bettinger, Jean A. Hubbard, Charles D. Niehaus, Mark A. Robison and Samuel S. Strausbaugh) and the six UCFC directors designated by UCFC (consisting of Gary M. Small, Richard J. Schiraldi, Marty E. Adams, Zahid Afzal, Louis M. Altman and Lee Burdman). As previously disclosed, Mr. Bookmyer will continue to serve as the Chairman of the Board, and Mr. Schiraldi will become and serve as the Vice Chairman of the Board upon the closing of the Merger.

John L. Bookmyer, Zahid Afzal, Louis M. Altman and Terri A. Bettinger will serve as Class I directors for a term expiring at the annual meeting of shareholders in 2022. Marty E. Adams, Donald P. Hileman, Gary M. Small and Samuel S. Strausbaugh will serve as Class II directors for a term expiring at the annual meeting of shareholders in 2021. Richard J. Schiraldi, Lee Burdman, Jean A. Hubbard, Charles D. Niehaus and Mark A. Robison will serve as Class III directors for a term expiring at the annual meeting of shareholders in 2020.

Individual appointments to the various committees of the Board, effective upon the closing of the Merger, are as follows:

Audit	Compensation	Nominating and Governance
Samuel S. Strausbaugh (Chair)	Marty E. Adams (Chair)	Richard J. Schiraldi (Chair)
Louis M. Altman	Terri A. Bettinger	Marty E. Adams
Mark A. Robison	Lee Burdman	Jean A. Hubbard
Richard J. Schiraldi	Jean A. Hubbard	Charles D. Niehaus

Executive	Risk
John L. Bookmyer (Chair)	Charles D. Niehaus (Chair)
Marty E. Adams	Zahid Afzal
Donald P. Hileman	Terri A. Bettinger
Richard J. Schiraldi	Lee Burdman
Gary M. Small	Donald P. Hileman
Samuel S. Strausbaugh	Gary M. Small

The information relating to FDEF’s existing director compensation program set forth under the heading “Proposal 1 Election of Directors—Board and Board Committee Meetings—Director Compensation,” included in FDEF’s definitive proxy statement filed on March 8, 2019, is hereby incorporated by reference. In connection with the completion of the proposed Merger, FDEFs director compensation program may be modified in light of the increased size and complexity of the combined organization.

Appointment of President in connection with the Merger

On January 20, 2020, in accordance with the terms of the Merger Agreement, the Board appointed Gary M. Small as President of the Company and the Company’s banking subsidiary, First Federal Bank of the Midwest (the “Bank”), effective upon the closing of the Merger. Donald P. Hileman will continue to serve as Chief Executive Officer of the Company and the Bank after the Merger through the agreed-to transition period following the Merger, and Paul D. Nungester, Jr. will continue to serve as Chief Financial Officer of the Company and the Bank after the Merger.

Gary M. Small, age 59, is currently the President and Chief Executive Officer and a director of UCFC and UCFC’s subsidiary bank, Home Savings Bank, and he has held these positions since 2014. Prior to holding these positions, he served as Senior Executive Vice President and Chief Banking Officer for S&T Bank, located in Indiana, Pennsylvania, from January 2013 to March 2014, where he had responsibility for wealth management, retail banking and insurance business groups. He also held various senior executive officer positions with Jackson Hewitt Tax Services, including as Senior Vice President of Customer Operations from May 2011 to December 2012 and as Chief Operating Officer from January 2009 to May 2011. Previous positions also include Executive Vice President and Regional Banking Group President for Huntington National Bank and Executive Vice President and Head of Regional Banking for Sky Financial Group. He also has 20 years of experience in a number of senior operating and financial roles with National City Corporation and its predecessor Merchants National Corporation, including four years as Executive Vice President and Retail Network Executive with responsibility for over 200 branch locations across the Midwest.

The information related to the employment agreement Mr. Small entered into with FDEF in connection with the Merger included in FDEF’s Current Report on Form 8-K filed on September 10, 2019, is hereby incorporated by reference.

Amendment of Equity Plan Awards

As previously disclosed, pursuant to executive employment or change in control agreements with Messrs. Hileman, Nungester, John R. Reisner, Dennis E. Rose, Jr., and Gregory R. Allen, the Merger is a “change in control” for the purpose of their respective agreements and FDEF equity plans. Although Timothy K. Harris has no such agreement in place, to align treatment of UCFC and FDEF directors and employees, the Merger Agreement provides FDEF with discretion to deem the Merger a change in control under its equity plans and applicable award agreements with all FDEF employees and non-employee directors, including Mr. Harris.

In addition, as previously disclosed, FDEF executives and non-employee directors currently hold outstanding awards under the equity plans, including awards of performance-based and time-based restricted stock units. The Merger is anticipated to close during the performance periods set forth in applicable performance-based award agreements, and due to the effects of the Merger, performance measurements under the applicable award agreements for periods before and after the Merger will not be comparable and, therefore, not readily determinable.

On January 20, 2020, the compensation committee of the Board exercised discretion provided in the Merger Agreement to deem the Merger a change in control under FDEF equity plans, subject to consummation of the Merger, for those employees and directors who lack an employment or other agreement under which the Merger is a change in control. In addition, to align with the treatment by UCFC of performance-based awards under its equity plans, the committee approved amendments to the performance measurement and vesting conditions of outstanding awards, as follows. Performance for the 2018 and 2019 calendar year portions of the performance periods will be measured based on actual FDEF performance during such years, while performance for the 2020 and 2021 calendar year portions of the performance periods will be deemed to have been satisfied at the target level of performance. Time-based awards remain in full force and effect pursuant to the vesting terms and conditions originally provided therein. As with UCFC awards, all performance-based awards under FDEF equity plans, other than those held by Mr. Hileman, will vest as of the closing of the Merger and settle shortly thereafter.

In response to feedback from shareholders, the committee and Mr. Hileman agreed that with respect to Mr. Hileman’s awards, the best interests of FDEF and its shareholders are served by conditioning vesting on his continued employment as Chief Executive Officer through the agreed-to transition period following the Merger. Therefore, as amended, Mr. Hileman’s awards will vest upon the earlier of his death, disability, retirement as Chief Executive Officer on the agreed to transition date, or June 30, 2021. In the event that Mr. Hileman voluntarily terminates his employment before the earlier of such dates, the awards will be forfeited. In addition, Mr. Hileman’s awards will not settle on an accelerated basis on account of his retirement and will settle on the dates provided in the original agreements.

The foregoing description of these amendments to FDEF equity plan award agreements is qualified in all respects by the full text of the forms of amendment agreements adopted by the committee, copies of which are attached as Exhibits 10.1 to 10.4 to this Current Report on Form 8-K, and which are incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On January 20, 2020, FDEF issued a press release that included announcement of a cash dividend. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

On January 20, 2020, FDEF and UCFC jointly announced the receipt of all required regulatory approvals for the Merger. The Merger is expected to close on January 31, 2020, subject to the satisfaction of customary closing conditions. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Merger between FDEF and UCFC, which are subject to numerous assumptions, risks and uncertainties. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of FDEF’s and UCFC’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by FDEF and UCFC with the SEC, risks and uncertainties for FDEF, UCFC and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of UCFC’s operations with those of FDEF will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the failure to satisfy conditions to completion of the Merger; the failure of the proposed Merger to close for any other reason; diversion of management’s attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on FDEF’s, UCFC’s or the combined company’s respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by FDEF’s issuance of additional shares of FDEF common stock in connection with the Merger; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither FDEF nor UCFC assumes any obligation to update any forward-looking statement.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Amendment to Performance-Based Restricted Stock Unit Award Agreements by and between First Defiance Financial Corp. and Donald P. Hileman

10.2	Form of Amendment to Performance-Based Restricted Stock Unit Award Agreements – Long Term Growth by and between First Defiance Financial Corp. and Donald P. Hileman

10.3	Form of Amendment to Performance-Based Restricted Stock Unit Award Agreements

10.4	Form of Amendment to Performance-Based Restricted Stock Unit Award Agreements – Long Term Growth

99.1	Press Release dated January 20, 2020

99.2	Joint press release of First Defiance Financial Corp. and United Community Financial Corp., dated January 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By: /s/ Donald P. Hileman
Name: Donald P. Hileman
Title: Chief Executive Officer
Date: January 21, 2020